UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 29, 2026

Kairos Pharma, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-42275	46-2993314
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2355 Westwood Blvd, #139

Los Angeles, CA 90064

(Address of Principal Executive Offices) (Zip Code)

(310) 948-2356

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAPA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Purchase Agreement

As previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2024, Kairos Pharma, Ltd. (the “Company”) entered into a purchase agreement with Helena Global Investment Opportunities I Ltd. (“Helena”), dated November 12, 2024 (the “Purchase Agreement”), pursuant to which the Company established an equity line of credit with Helena (the “ELOC”). On February 4, 2026, the Company and Helena executed an amendment to the Purchase Agreement (the “First Amendment”) pursuant to which the purchase price was adjusted to 97% of the average daily VWAP during the Pricing Period (as defined in the Purchase Agreement). On October 26, 2026, the Company and Helena executed a second amendment to the Purchase Agreement (the “Second Amendment”) pursuant to which the applicable Pricing Period was shortened from three Trading Days to one Trading Day (as such term is defined in the Purchase Agreement). And on October 29, 2026, the Company entered into a third amendment to the Purchase Agreement (the “Third Amendment”) for purposes of extending the option to use the ELOC an additional year until December 31, 2028. The Third Amendment in combination with the First Amendment and Second Amendment constitute a material change to the Purchase Agreement. Accordingly, the Company is disclosing the First Amendment, Second Amendment and Third Amendment herein.

The foregoing is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, the First Amendment, the Second Amendment and the Third Amendment, copies of which are filed herewith as Exhibits 10.1,10.2 and 10.3, respectively, and incorporated by reference herein.

Item 8.01. Other Events.

On November 3, 2026, the Company issued a press release announcing that the Company’s President and Chief Scientific Officer, Neil Bhowmick, will be presenting on the Company’s interim efficacy data from the Company’s ongoing clinical trials evaluating ENV-105 (carotuximab) at the United Scientific Group’s 11th International Conference on Cancer Research & Drug Development in Houston, Texas on November 3, 2026. At the conference, Dr. Bhowmick will present a slide presentation, which is furnished as Exhibit 99.1 hereto. A copy of the press release is furnished herewith as Exhibit 99.2.

The information in this Item 8.01 to the Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, dated November 12, 2024, by and between Kairos Pharma, Ltd. and Helena Global Investment Opportunities I Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2024)
10.2	First Amendment to Purchase Agreement, dated February 4, 2026, between Kairos Pharma, Ltd. And Helena Global Investment Opportunities I Ltd.
10.3	Second Amendment to Purchase Agreement, dated October 26, 2026, between Kairos Pharma, Ltd. and Helena Global Investment Opportunities I Ltd.
10.4	Third Amendment to Purchase Agreement, dated October 29, 2026, between Kairos Pharma, Ltd. and Helena Global Investment Opportunities I Ltd.
99.1	Conference Presentation dated November 3, 2026
99.2	Press Release dated November 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAIROS PHARMA, LTD.
Dated: November 3, 2026
	By:	/s/ John S. Yu
	Name:	John S. Yu
	Title:	Chief Executive Officer

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